UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2016

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PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)	92806-2101 (Zip Code)

(714) 414-4000
Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Fiscal 2016 Bonus Plan
On March 17, 2016, the Board of Directors of Pacific Sunwear of California, Inc. (the “Company”) adopted the Company’s Fiscal 2016 Bonus Plan (the “Plan”). Under the Plan, participants (who range from corporate managers and other key contributors to the CEO) are eligible to receive cash bonuses equal to a percentage of their base salary. The amount of the bonus depends on a combination of: (i) the Company’s achievement of a pre-set “EBITDA” (earnings before interest, taxes, depreciation and amortization, but excluding one-time non-recurring charges) target (the “EBITDA Target”); and (ii) the participant’s individual performance. For participants in support functions (such as finance, legal and human resources, among others) that are senior vice presidents or vice presidents, the EBITDA Target component of the bonus is 75% and the individual performance component of the bonus is 25%. For other participants in support functions, the EBITDA Target component of the bonus is 70% and the individual performance component of the bonus is 30%. For participants in business driver functions (such as merchandise, design and product development, among others), the EBITDA Target and individual components are each 50%. Additionally, participants in business driver functions can earn up to 200% of their individual component if they exceed one or more of the metrics comprising such component.
Unless otherwise determined by the Compensation Committee of the Board, no bonus is achieved under the Plan unless the Company meets its budgeted EBITDA Target. If that EBITDA Target is achieved, the Plan will be 100% funded. If the Company achieves EBITDA equal to two times the EBITDA Target, the Plan will be 200% funded. The Compensation Committee of the Board has the authority under the Plan to, if circumstances so dictate, award discretionary bonuses to top performing participants even if the EBITDA Target is not achieved, award no bonuses under the Plan even if the EBITDA Target is achieved, modify the split between the EBITDA Target component and the individual performance component, and award bonuses in any form it determines (e.g. in the form of equity awards, retention bonuses, etc.).
Amounts which the executive officers of the Company are eligible to receive under the Plan are as follows:

Name/Title	Base Salary	Target Bonus Percentage	Target Bonus	Maximum Bonus Percentage	Maximum Bonus
Gary H. Schoenfeld President and CEO	$1,050,000	125%	$1,312,500	250%	$2,625,000
Alfred Chang SVP, Men’s Merchandising	$420,000	50%	$210,000	100%	$420,000
Brieane Breuer SVP, Women’s Merchandising & Design	$400,000	50%	$200,000	100%	$400,000
Jonathan Brewer, SVP, Product Development and Supply Chain	$418,692	50%	$209,346	100%	$418,692
Craig E. Gosselin SVP and General Counsel and Human Resources	$393,917	50%	$196,959	100%	$393,917

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 23, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.

/s/ CRAIG E. GOSSELIN
Craig E. Gosselin Senior Vice President, General Counsel and Human Resources

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